SEI INSTITUTIONAL MANAGED TRUST

Long/Short Alternative Fund
(the "Fund")

Supplement Dated August 9, 2019
to the Class F Shares Prospectus dated January 31, 2019, as amended April 1, 2019, April 4, 2019, June 27, 2019, July 1, 2019 and July 10, 2019 and Class Y Shares Prospectus dated January 31, 2019, as amended April 1, 2019, April 4, 2019, June 27, 2019 and July 1, 2019 (the "Prospectuses") and Statement of Additional Information ("SAI"), dated January 31, 2019, as amended on April 4, 2019, June 27, 2019 and July 1, 2019

This Supplement provides new and additional information beyond that contained in the Prospectuses and SAI, and should be read in conjunction with such Prospectuses and SAI.

Liquidation of the Long/Short Alternative Fund

At a meeting of the Board of Trustees (the "Board") of SEI Institutional Managed Trust (the "Trust") held on August 9, 2019, the Board approved the liquidation of the Fund, a series of the Trust. The Board took into consideration that the Fund had low asset levels due to limited distribution and that there was no expectation of significant future asset growth. These factors impaired the viability of the Fund. Accordingly, the Fund will commence the orderly liquidation and distribution of its portfolio pursuant to a plan of liquidation approved by the Board. Each shareholder will receive its pro rata portion of the Fund's liquidation proceeds. It is currently expected that the liquidation proceeds of the Fund will be distributed to shareholders on or about September 27, 2019.

In anticipation of the Fund liquidating, the Fund may convert all or substantially all of its assets to cash or cash equivalents. Therefore, the Fund may not be managed in accordance with its stated investment strategy and may deviate from its investment policies going forward, pending the distribution of the liquidation proceeds.

As is the case with other redemptions, each shareholder's redemption, including any mandatory redemption, will constitute a taxable disposition of shares for shareholders who are subject to taxation. Shareholders should contact their tax advisors to discuss the potential income tax consequences of the liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1240 (8/19)